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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 28, 1995

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                           HOST MARRIOTT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                  1-5664                  53-0085950
    (STATE OR OTHER          (COMMISSION FILE          (I.R.S. EMPLOYER
    JURISDICTION OF              NUMBER)             IDENTIFICATION NO.)
     INCORPORATION)

                 10400 FERNWOOD ROAD, BETHESDA, MARYLAND 20817
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 380-9000

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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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                                    FORM 8-K

ITEM 5. OTHER EVENTS

  On September 28, 1995, the Registrant announced that Robert E. Parsons, Jr. has been named executive vice president and chief financial officer, replacing Matthew J. Hart. The Registrant also announced that Scott A. LaPorta has been named senior vice president and treasurer. A copy of the news release is attached as an exhibit to this current report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibit

    (99) News Release dated September 28, 1995.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Host Marriott Corporation


                                   By:    /s/ Christopher G. Townsend
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                                        Christopher G. Townsend
                                        Senior Vice President and Secretary

Date: September 28, 1995